                                                                    Exhibit p(3)

                        PERSONAL INVESTMENT POLICY
                                     FOR
               SSB CITI ASSET MANAGEMENT GROUP - NORTH AMERICA
                 AND CERTAIN REGISTERED INVESTMENT COMPANIES

SSB Citi Asset Management Group ("SSB Citi")(1), and those U.S.-registered investment companies advised or managed by SSB Citi that have adopted this policy ("Funds"), have adopted this policy on securities transactions in order to accomplish two goals: first, to minimize conflicts and potential conflicts of interest between employees of SSB Citi and SSB Citi's clients (including the Funds), and between Fund directors or trustees and their Funds, and second, to provide policies and procedures consistent with applicable law, including Rule 17j-1 under the Investment Company Act of 1940, to prevent fraudulent or manipulative practices with respect to purchases or sales of securities held or to be acquired by client accounts. ALL U.S. EMPLOYEES OF SSB CITI, INCLUDING EMPLOYEES WHO SERVE AS FUND OFFICERS OR DIRECTORS, AND ALL DIRECTORS OR TRUSTEES ("DIRECTORS") OF EACH FUND, ARE COVERED PERSONS UNDER THIS POLICY. OTHER COVERED PERSONS ARE DESCRIBED IN SECTION II BELOW.

I. STATEMENT OF PRINCIPLES - All SSB Citi employees owe a fiduciary duty to SSB Citi's clients when conducting their personal investment transactions. Employees must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All Fund directors owe a fiduciary duty to each Fund of which they are a director and to that Fund's shareholders when conducting their personal investment transactions. At all times and in all matters Fund directors shall place the interests of their Funds before their personal interests. The fundamental standard to be followed in personal securities transactions is that Covered Persons may not take inappropriate advantage of their positions.

         All personal securities transactions by Covered Persons shall adhere to the requirements of this policy and shall be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of the person's position of trust and responsibility. While this policy is designed to address both identified conflicts and potential conflicts, it cannot possibly be written broadly enough to cover all potential situations. In this regard, Covered Persons are expected to adhere not only to the letter, but also the spirit of the policies contained herein.

         Employees are reminded that they also are subject to other Citigroup policies, including policies on insider trading, the purchase and sale of securities listed on any applicable SSB Citi restricted list, the receipt of gifts and service as a director of a publicly traded company. Employees must never trade in a security or commodity while in possession of material, non-public information about the issuer or the market for those securities or commodities, even if the employee has satisfied all other requirements of this policy.

         The reputation of SSB Citi and its employees for straightforward practices and integrity is a priceless asset, and all employees have the duty and obligation to support and maintain it when conducting their personal securities transactions.

----------
(1) The investment advisory entities of SSB Citi covered by this policy include:
    Salomon Brothers Asset Management Inc.; SSB Citi Fund Management LLC; Smith Barney Asset Management Division of Salomon Smith Barney Inc.; Travelers Investment Management Company; and the Citibank Global Asset Management Division of Citibank, N.A. and Citicorp Trust, N.A.-California.

II. APPLICABILITY - SSB CITI EMPLOYEES - This policy applies to all U.S. employees of SSB Citi, including part-time employees. Each employee, including employees who serve as Fund officers or directors, must comply with all of the provisions of the policy applicable to SSB Citi employees unless otherwise indicated. Certain employees are considered to be "investment personnel" (i.e., portfolio managers, traders and research analysts (and each of their assistants)), and as such, are subject to certain additional restrictions outlined in the policy. All other employees of SSB Citi are considered to be "advisory personnel."

         Generally, temporary personnel and consultants working in any SSB Citi business are subject to the same provisions of the policy as full-time employees, and their adherence to specific requirements will be addressed on a case-by-case basis.

         The personal investment policies, procedures and restrictions referred to herein also apply to an employee's spouse and minor children. The policies also apply to any other account over which the employee is deemed to have beneficial ownership. This includes: accounts of any immediate family members sharing the same household as the employee; accounts of persons or other third parties for whom the employee exercises investment discretion or gives investment advice; a legal vehicle in which the employee has a direct or indirect beneficial interest and has power over investment decisions; accounts for the benefit of a third party (e.g., a charity) which may be directed by the employee (other than in the capacity of an employee); and any account over which the employee may be deemed to have control. For a more detailed description of beneficial ownership, see Exhibit A attached hereto.

         These policies place certain restrictions on the ability of an employee to purchase or sell securities that are being or have been purchased or sold by an SSB Citi managed fund or client account. The restrictions also apply to securities that are "related" to a security being purchased or sold by an SSB Citi managed fund or client account. A "related security" is one whose value is derived from the value of another security (e.g., a warrant, option or an indexed instrument).

         FUND DIRECTORS - This policy applies to all directors of Funds that have adopted this policy. The personal investment policies, procedures and restrictions that specifically apply to Fund directors apply to all accounts and securities in which the director has direct or indirect beneficial ownership. See Exhibit A attached hereto for a more detailed description of beneficial ownership.

         SECURITIES are defined as stocks, notes, bonds, closed-end mutual funds, debentures, and other evidences of indebtedness, including senior debt, subordinated debt, investment contracts, commodity contracts, futures and all derivative instruments such as options, warrants and indexed instruments, or, in general, any interest or instrument commonly known as a "security."

III. ENFORCEMENT - It is the responsibility of each Covered Person to act in accordance with a high standard of conduct and to comply with the policies and procedures set forth in this document. SSB Citi takes seriously its obligation to monitor the personal investment activities of its employees. Any violation of this policy by employees will be considered serious, and may result in disciplinary action, which may include the unwinding of trades, disgorgement of profits, monetary fine or censure, and suspension or termination of employment. Any violation of this policy by a Fund director will be reported to the Board of Directors of the applicable Fund, which may impose such sanctions as it deems appropriate.

III. OPENING AND MAINTAINING EMPLOYEE ACCOUNTS - All employee brokerage accounts, including spouse accounts, accounts for which the employee is deemed to have beneficial ownership, and any other accounts over which the employee and/or spouse exercise control, must be maintained either at Salomon Smith Barney ("SSB") or at Citicorp Investment Services ("CIS").(2) For spouses or other persons who, by reason of their employment, are required to conduct their securities, commodities or other financial transactions in a manner inconsistent with this policy, or in other exceptional circumstances, employees may submit a written request for an exemption to the Compliance Department. If approval is granted, copies of trade confirmations and monthly statements must be sent to the Compliance Department. In addition, all other provisions of this policy will apply.

IV. EXCLUDED ACCOUNTS AND TRANSACTIONS - The following types of accounts/transactions need not be maintained at SSB or CIS, nor are they subject to the other restrictions of this policy:

            1. Accounts at outside mutual funds that hold only shares of open-end funds purchased directly from that fund company. Note: transactions relating to closed-end funds are subject to the pre-clearance, blackout period and other restrictions of this policy;

            2. Estate or trust accounts in which an employee or related person has a beneficial interest, but no power to affect investment decisions. There must be no communication between the account(s) and the employee with regard to investment decisions prior to execution. The employee must direct the trustee/bank to furnish copies of confirmations and statements to the Compliance Department;

            3. Fully discretionary accounts managed by either an internal or external registered investment adviser are permitted and may be custodied away from SSB and CIS if (i) the employee receives permission from the Regional Director of Compliance and the unit's Chief Investment Officer, and (ii) there is no communication between the manager and the employee with regard to investment decisions prior to execution. The employee must designate that copies of trade confirmations and monthly statements be sent to the Compliance Department;

            4. Employees may participate in direct investment programs which allow the purchase of securities directly from the issuer without the intermediation of a broker/dealer provided that the timing and size of the purchases are established by a pre-arranged, regularized schedule (e.g., dividend reinvestment plans). Employees must pre-clear the transaction at the time that the dividend reinvestment plan is being set up. Employees also must provide documentation of these arrangements and direct periodic (monthly or quarterly) statements to the Compliance Department; and

            5. In addition to the foregoing, the following types of securities are exempted from pre-clearance, blackout periods, reporting and short-term trading requirements: open-ended mutual funds; open-end unit investment trusts; U.S. Treasury bills, bonds and notes; mortgage pass-throughs (e.g. Ginnie Maes) that are direct obligations of the U.S. government; bankers acceptances; bank certificates of deposit; commercial paper; and high quality short-term debt instruments (meaning any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization, such as S&P or Moody's), including repurchase agreements.




----------
(2) This requirement will become effective as to all employees on a date to be determined by the Compliance Department and may be subject to a phase-in implementation process.

VI. SECURITIES HOLDING PERIOD/SHORT-TERM TRADING - Securities transactions must be for investment purposes rather than for speculation. Consequently, employees may not profit from the purchase and sale, or sale and purchase, of the same or equivalent securities within sixty
         (60) calendar days, calculated on a First In, First Out (FIFO) basis (i.e., the security may be sold on the 61st day). Citigroup securities received as part of an employee's compensation are not subject to the 60-day holding period. All profits from short-term trades are subject to disgorgement. However, with the prior written approval of both a Chief Investment Officer and the Regional Director of Compliance, and only in rare and/or unusual circumstances, an employee may execute a short-term trade that results in a significant loss or in break-even status.

VII. PRE-CLEARANCE - All SSB Citi employees must pre-clear all personal securities transactions (see Section V for a listing of accounts, transactions and securities that do not require pre-clearance). A copy of the pre-clearance form is attached as Exhibit B. IN ADDITION, EMPLOYEES ARE PROHIBITED FROM ENGAGING IN MORE THAN TWENTY (20) TRANSACTIONS IN ANY CALENDAR MONTH, EXCEPT WITH PRIOR WRITTEN APPROVAL FROM THEIR CHIEF INVESTMENT OFFICER, OR DESIGNEE. A transaction must not be executed until the employee has received the necessary approval. Pre-clearance is valid only on the day it is given. If a transaction is not executed on the day pre-clearance is granted, it is required that pre-clearance be sought again on a subsequent day (i.e., open orders, such as limit orders, good until cancelled orders and stop-loss orders, must be pre-cleared each day until the transaction is effected). In connection with obtaining approval for any personal securities transaction, employees must describe in detail any factors which might be relevant to an analysis of the possibility of a conflict of interest. Any trade that violates the pre-clearance process may be unwound at the employee's expense, and the employee will be required to absorb any resulting loss and to disgorge any resulting profit.

         In addition to the foregoing, the CGAM NA Director of Global Equity Research, or his designate, must approve all personal securities transactions for members of the CGAM Research Department prior to pre-clearance from the Compliance Department as set forth in this section. Pre-approval by the Director of Research, or his designate, is in addition to and does not replace the requirement for the pre-clearance of all personal securities transactions.

VIII. BLACKOUT PERIODS - No Covered Person shall purchase or sell, directly or indirectly, any security in which he/she has, or by reason of the transaction acquires, any direct or indirect beneficial ownership if he/she has knowledge at the time of such transaction that the security is being purchased or sold, or is being considered for purchase or sale, by a managed fund or client account or in the case of a Fund director, by the director's Fund. In addition, the following Blackout Periods apply to the categories of SSB Citi employees listed below:

            1. Portfolio Managers and Portfolio Manager Assistants - may not buy or sell any securities for personal accounts seven (7) calendar days before or after managed funds or client accounts he/she manages trade in that security.

            2. Traders and Trader Assistants - may not buy or sell any securities for personal accounts three (3) calendar days before or seven (7) calendar days after managed funds or client accounts he/she executes trades for trade in that security.

            3. Research Analysts and Research Assistants - may not buy or sell any securities for personal accounts: seven (7) calendar days before or after the issuance of or a change in any recommendation; or seven (7) calendar days before or after any managed fund or client account about which the employee is likely to have trading or portfolio information (as determined by the Compliance Department) trades in that security.

            4. Advisory Personnel (see Section II for details) - may not buy or sell any securities for personal accounts on the same day that a managed fund or client account about which the employee is likely to have trading or portfolio information (as determined by the Compliance Department) trades in that security.

            5. Unit Trust Personnel - all employees assigned to the Unit Trust Department are prohibited from transacting in any security when a SSB Citi-sponsored Unit Trust portfolio is buying the same (or a related) security, until seven business days after the later of the completion of the accumulation period or the public announcement of the trust portfolio. Similarly, all UIT employees are prohibited from transacting in any security held in a UIT (or a related security) seven business days prior to the liquidation period of the trust.

         Employees in the above categories may also be considered Advisory Personnel for other accounts about which the employee is likely to have trading or portfolio information (as determined by the Compliance Department).

         Any violation of the foregoing provisions will require the employee's trade to be unwound, with the employee absorbing any resulting loss and disgorging any resulting profit. Advisory personnel are subject to the unwinding of the trade provision; however, they may not be required to absorb any resulting loss (at the discretion of the Compliance Department and the employee's supervisor). Please be reminded that, regardless of the provisions set forth above, all employees are always prohibited from effecting personal securities transactions based on material, non-public information.

         Blackout period requirements shall not apply to any purchase or sale, or series of related transactions involving the same or related securities, involving 500 or fewer shares in the aggregate if the issuer has a market capitalization (outstanding shares multiplied by the current price per share) greater than $10 billion and is listed on a U.S. Stock Exchange or NASDAQ. Note: Pre-clearance is still required. Under certain circumstances, the Compliance Department may determine that an employee may not rely upon this "Large Cap/De Minimis" exemption. In such a case, the employee will be notified prior to or at the time the pre-clearance request is made.

IX. PROHIBITED TRANSACTIONS - The following transactions by SSB Citi employees are prohibited without the prior written approval from the Chief Investment Officer, or designee, and the Regional Compliance
         Director:

            1.  The purchase of private placements; and

            2. The acquisition of any securities in an initial public offering (new issues of municipal debt securities may be acquired subject to the other requirements of this policy (e.g., pre-clearance).)

X. TRANSACTIONS IN OPTIONS AND FUTURES - SSB Citi employees may buy or sell derivative instruments such as individual stock options, options and futures on indexes and options and futures on fixed-income securities, and may buy or sell physical commodities and futures and forwards on such commodities. These transactions must comply with all of the policies and restrictions described in this policy, including pre-clearance, blackout periods, transactions in Citigroup securities and the 60-day holding period. However, the 60-day holding period does not apply to individual stock options that are part of a hedged position where the underlying stock has been held for more than 60 days and the entire position (including the underlying security) is closed out.

XI. PROHIBITED RECOMMENDATIONS - No Covered Person shall recommend or execute any securities transaction by any managed fund or client account, or, in the case of a Fund director, by the director's Fund, without having disclosed, in writing, to the Chief Investment Officer, or designee, any direct or indirect interest in such securities or issuers, except for those securities purchased pursuant to the "Large Cap/De Minimis" exemption described in Section VIII above. Prior written approval of such recommendation or execution also must be received from the Chief Investment Officer, or designee. The interest in personal accounts could be in the form of:

            1. Any direct or indirect beneficial ownership of any securities of such issuer;

            2.  Any contemplated transaction by the person in such securities;

            3.  Any position with such issuer or its affiliates; or

            4. Any present or proposed business relationship between such issuer or its affiliates and the person or any party in which such person has a significant interest.

XII. TRANSACTIONS IN CITIGROUP SECURITIES - Unless an SSB Citi employee is a member of a designated group subject to more restrictive provisions, or is otherwise notified to the contrary, the employee may trade in Citigroup securities without restriction (other than the pre-clearance and other requirements of this policy), subject to the limitations set forth below.

            Employees whose jobs are such that they know about Citigroup's quarterly earnings prior to release may not engage in any transactions in Citigroup securities during the "blackout periods" beginning on the first day of a calendar quarter and ending on the second business day following the release of earnings for the prior quarter. Members of the SSB Citi Executive Committee and certain other senior SSB Citi employees are subject to these blackout periods.

            Stock option exercises are permitted during a blackout period (but the simultaneous exercise of an option and sale of the underlying stock is prohibited). With regard to exchange traded options, no transactions in Citigroup options are permitted except to close or roll an option position that expires during a blackout period. Charitable contributions of Citigroup securities may be made during the blackout period, but an individual's private foundation may not sell donated Citigroup common stock during the blackout period. "Good `til cancelled" orders on Citigroup stock must be cancelled before entering a blackout period and no such orders may be entered during a blackout period.

            No employee may engage at any time in any personal transactions in Citigroup securities while in possession of material non-public information. Investments in Citigroup securities must be made with a long-term orientation rather than for speculation or for the generation of short-term trading profits. In addition, please note that employees may not engage in the following transactions:

            o  Short sales of Citigroup securities;

            o Purchases or sales of options ("puts" or "calls") on Citigroup securities, except writing a covered call at a time when the securities could have been sold under this policy;

            o  Purchases or sales of futures on Citigroup securities; or

            o Any transactions relating to Citigroup securities that might reasonably appear speculative.

            The number of Citigroup shares an employee is entitled to in the Citigroup Stock Purchase Plan is not treated as a long stock position until such time as the employee has given instructions to purchase the shares of Citigroup. Thus, employees are not permitted to use options to hedge their financial interest in the Citigroup Stock Purchase Plan.

            Contributions into the firm's 401(k) Plan are not subject to the restrictions and prohibitions described in this policy.

XIII. ACKNOWLEDGEMENT AND REPORTING REQUIREMENTS - SSB CITI EMPLOYEES - All new SSB Citi employees must certify that they have received a copy of this policy, and have read and understood its provisions. In addition, all SSB Citi employees must:

            1. Acknowledge receipt of the policy and any modifications thereof, in writing (see Exhibit C for the form of Acknowledgement);

            2. Within 10 days of becoming an SSB Citi employee, disclose in writing all information with respect to all securities beneficially owned and any existing personal brokerage relationships (employees must also disclose any new brokerage relationships whenever established). Such information should be provided on the form attached as Exhibit D;

            3. Direct their brokers to supply, on a timely basis, duplicate copies of confirmations of all personal securities transactions (Note: this requirement may be satisfied through the transmission of automated feeds);

            4. Within 10 days after the end of each calendar quarter, provide information relating to securities transactions executed during the previous quarter for all securities accounts (Note: this requirement may be satisfied through the transmission of automated feeds);

            5. Submit an annual holdings report containing similar information that must be current as of a date no more than 30 days before the report is submitted, and confirm at least annually all brokerage relationships and any and all outside business affiliations (Note: this requirement may be satisfied through the transmission of automated feeds or the regular receipt of monthly brokerage statements); and

            6. Certify on an annual basis that he/she has read and understood the policy, complied with the requirements of the policy and that he/she has pre-cleared and disclosed or reported all personal securities transactions and securities accounts required to be disclosed or reported pursuant to the requirements of the policy.

         FUND DIRECTORS - Fund Directors shall deliver the information required by Items 1 through 6 of the immediately preceding paragraph, except that a Fund director who is not an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, and who would be required to make reports solely by reason of being a Fund Director, is not required to make the initial and annual holdings reports required by Items 2 and 5. Also, a "non-interested" Fund Director need not supply duplicate copies of confirmations of personal securities transactions required by Item 3, and need only make the quarterly transactions reports required by Item 4 as to any security if at the time of a transaction by the Director in that security, he/she knew or in the ordinary course of fulfilling his/her official duties as a Fund Director should have known that, during the 15-day period immediately preceding or following the date of that transaction, that security is or was purchased or sold by that Director's Fund or was being considered for purchase or sale by that Director's Fund.

         DISCLAIMER OF BENEFICIAL OWNERSHIP - The reports described in Items 4 and 5 above may contain a statement that the reports shall not be construed as an admission by the person making the reports that he/she has any direct or indirect beneficial ownership in the securities to which the reports relate.

XIV. HANDLING OF DISGORGED PROFITS - Any amounts that are paid/disgorged by an employee under this policy shall be donated by SSB Citi to one or more charities. Amounts donated may be aggregated by SSB Citi and paid to such charity or charities at the end of each year.

XV. CONFIDENTIALITY - All information obtained from any Covered Person pursuant to this policy shall be kept in strict confidence, except that such information will be made available to the Securities and Exchange Commission or any other regulatory or self-regulatory organization or to the Fund Boards of Directors to the extent required by law, regulation or this policy.

XVI. OTHER LAWS, RULES AND STATEMENTS OF POLICY - Nothing contained in this policy shall be interpreted as relieving any person subject to the policy from acting in accordance with the provision of any applicable law, rule or regulation or, in the case of SSB Citi employees, any statement of policy or procedure governing the conduct of such person adopted by Citigroup, its affiliates and subsidiaries.

XVII. RETENTION OF RECORDS - All records relating to personal securities transactions hereunder and other records meeting the requirements of applicable law, including a copy of this policy and any other policies covering the subject matter hereof, shall be maintained in the manner and to the extent required by applicable law, including Rule 17j-1 under the 1940 Act. The Compliance Department shall have the responsibility for maintaining records created under this policy.

XVIII. MONITORING - SSB Citi takes seriously its obligation to monitor the personal investment activities of its employees and to review the periodic reports of all Covered Persons. Employee personal investment transaction activity will be monitored by the Compliance Department. All noted deviations from the policy requirements will be referred back to the employee for follow-up and resolution (with a copy to be supplied to the employee's supervisor). Any noted deviations by Fund directors will be reported to the Board of Directors of the applicable Fund for consideration and follow-up as contemplated by Section III hereof.

XIX. EXCEPTIONS TO THE POLICY - Any exceptions to this policy must have the prior written approval of both the Chief Investment Officer and the Regional Director of Compliance. Any questions about this policy should be directed to the Compliance Department.

XX. BOARD REVIEW - Fund management and SSB Citi shall provide to the Board of Directors of each Fund, on a quarterly basis, a written report of all material violations of this policy, and at least annually, a written report and certification meeting the requirements of Rule 17j-1 under the 1940 Act.

XXI. OTHER CODES OF ETHICS - To the extent that any officer of any Fund is not a Covered Person hereunder, or an investment subadviser of or principal underwriter for any Fund and their respective access persons (as defined in Rule 17j-1) are not Covered Persons hereunder, those persons must be covered by separate codes of ethics which are approved in accordance with applicable law.

XXII. AMENDMENTS - SSB CITI EMPLOYEES - Unless otherwise noted herein, this policy shall become effective as to all SSB Citi employees on March 30, 2000. This policy may be amended as to SSB Citi employees from time to time by the Compliance Department. Any material amendment of this policy shall be submitted to the Board of Directors of each Fund for approval in accordance with Rule 17j-1 under the 1940 Act.

         FUND DIRECTORS - This policy shall become effective as to a Fund upon the approval and adoption of this policy by the Board of Directors of that Fund in accordance with Rule 17j-1 under the 1940 Act or at such earlier date as determined by the Secretary of the Fund. Any material amendment of this policy that applies to the directors of a Fund shall become effective as to the directors of that Fund only when the Board of Directors of that Fund has approved the amendment in accordance with Rule 17j-1 or at such earlier date as determined by the Secretary of the Fund.

March 15, 2000

                                                                       EXHIBIT A

                    EXPLANATION OF BENEFICIAL OWNERSHIP

You are considered to have "Beneficial Ownership" of Securities if you have or share a direct or indirect "Pecuniary Interest" in the Securities.

You have a "Pecuniary Interest" in Securities if you have the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the Securities.

The following are examples of an indirect Pecuniary Interest in Securities:

    1. Securities held by members of your immediate family sharing the same household; however, this presumption may be rebutted by convincing evidence that profits derived from transactions in these Securities will not provide you with any economic benefit.

        "Immediate family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and includes any adoptive relationship.

    2. Your interest as a general partner in Securities held by a general or limited partnership.

    3. Your interest as a manager-member in the Securities held by a limited liability company.

You do not have an indirect Pecuniary Interest in Securities held by a corporation, partnership, limited liability company or other entity in which you hold an equity interest, unless you are a controlling equityholder or you have or share investment control over the Securities held by the entity.

The following circumstances constitute Beneficial Ownership by you of Securities held by a trust:

    1. Your ownership of Securities as a trustee where either you or members of your immediate family have a vested interest in the principal or income of the trust.

    2.  Your ownership of a vested interest in a trust.

    3. Your status as a settlor of a trust, unless the consent of all of the beneficiaries is required in order for you to revoke the trust.

The foregoing is a summary of the meaning of "beneficial ownership". For purposes of the attached policy, "beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

                                         SSB CITI ASSET MANAGEMENT GROUP ("SSB CITI")
                                          EXHIBIT B EMPLOYEE TRADE PRE-APPROVAL FORM
                                                           (PAGE 1)

INSTRUCTIONS:
All employees are required to submit this form to the Compliance Department prior to placing a trade. The Compliance
Department will notify the employee as to whether or not pre-approval is granted. Pre-approval is effective only on the date granted.

I.    EMPLOYEE INFORMATION
------------------------------------------------------------------------------------------------------------------------------
Employee Name:                                                                  Phone Number:
------------------------------------------------------------------------------------------------------------------------------
Account Title:
------------------------------------------------------------------------------------------------------------------------------
Account Number:
------------------------------------------------------------------------------------------------------------------------------
Managed Account(s)/Mutual Fund(s) for which employee is a Covered Person:

------------------------------------------------------------------------------------------------------------------------------

II.   SECURITY INFORMATION
                                IPO   [ ] Yes   No [ ]     PRIVATE PLACEMENT   [ ] Yes   [ ] No

------------------------------------------------------------------------------------------------------------------------------
    Security Name      Security Type-e.g.,      Ticker      Buy/Sell      If Sale, Date First           No.          Large Cap
                       common stock, etc.                                      Acquired(1)         Shares/Units      Stock?(2)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

III. YOUR POSITION WITH THE FIRM:
     (Please check one of the      [ ] Portfolio Manager / Portfolio Manager
     following)                        Assistant
                                   [ ] Research Analyst / Research Analyst
                                       Assistant
                                   [ ] Trader / Trader Assistant
                                   [ ] Unit Trust Personnel
                                   [ ] Other (Advisory Personnel)

NOTE:     o All PORTFOLIO MANAGERS must complete the reverse side of this form.
          o All RESEARCH ANALYSTS and RESEARCH ANALYST ASSISTANTS located in Connecticut must provide an additional form signed by RAMA KRISHNA or one of his designees.

IV. CERTIFICATION
I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with any account managed by SSB Citi (including mutual funds managed by SSB
Citi). I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related security for any Managed Accounts and/or Mutual Funds for which I am considered a Covered Person. The proposed transaction(s) are consistent with all firm policies regarding employee personal securities transactions.

SIGNATURE ______________________________________      DATE ____________________

------------------------------------------------------------------------------------------------------------------------------
FOR USE BY THE COMPLIANCE DEPARTMENT
==============================================================================================================================
                              [ ] Yes    [ ] No                             [ ] Yes    [ ] No    Reason not granted:
ARE SECURITIES RESTRICTED?                         PRE-APPROVAL GRANTED?
------------------------------------------------------------------------------------------------------------------------------

COMPLIANCE DEPARTMENT SIGNATURE:                                            Date:                Time:
------------------------------------------------------------------------------------------------------------------------------

----------
(1) All securities sold must have been held for at least 60 days.
(2) For purposes of SSB Citi's personal trading policies, a Large Cap Exemption applies to transactions involving 500 or fewer shares in aggregate and the stock is one that is listed on a U.S. stock exchange or NASDAQ and whose issuer has a market capitalization (outstanding shares multiplied by current price) of more than $10 billion.

                                          SSB CITI ASSET MANAGEMENT GROUP ("SSB CITI")

                    PAGE 2 - PORTFOLIO MANAGER CERTIFICATION

All portfolio managers must answer the following questions in order to obtain pre-approval. All questions must be answered or the form will be returned. If a question is not applicable, please indicate "N/A".

1.  Have your client accounts purchased or sold the securities (or related
    securities) in the past seven calendar days?                 Yes [ ]  No [ ]

2.  Do you intend to purchase or sell the securities (or related securities) for
    any client accounts in the next seven calendar days?         Yes [ ]  No [ ]

3.  Do any of your client accounts currently own the securities (or related
    securities)?                                                 Yes [ ]  No [ ]

    3a. If yes, and you are selling the securities for your personal account, please explain why the sale of the securities was rejected for client accounts but is appropriate for your personal account:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. Have you, in the past 7 calendar days, considered purchasing the securities
   (or related securities) for your client accounts?           Yes [ ]    No [ ]

   4a. If yes, and you are purchasing securities for your personal account, please explain why the purchase of the securities is appropriate for your account but has been rejected for your client accounts:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   4b. If no, and you are purchasing securities for your personal account, please explain why the purchase of the securities has not been considered for your client accounts:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CERTIFICATION

I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with any account managed by SSB Citi (including mutual funds managed by SSB
Citi). I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related securities for any Managed Accounts and/or Mutual Funds for which I am considered a Covered Person. The proposed transaction(s) are consistent with all firm policies regarding employee personal securities transactions.

SIGNATURE ______________________________________      DATE ____________________

------------------------------------------------------------------------------------------------------------------------------
FOR USE BY THE COMPLIANCE DEPARTMENT
==============================================================================================================================
                              [ ] Yes    [ ] No                             [ ] Yes    [ ] No    Reason not granted:
ARE SECURITIES RESTRICTED?                         PRE-APPROVAL GRANTED?
------------------------------------------------------------------------------------------------------------------------------

COMPLIANCE DEPARTMENT SIGNATURE:                                            Date:                Time:
------------------------------------------------------------------------------------------------------------------------------

                           PERSONAL INVESTMENT POLICY
                                    EXHIBIT C
                                       FOR
                 SSB CITI ASSET MANAGEMENT GROUP - NORTH AMERICA
                   AND CERTAIN REGISTERED INVESTMENT COMPANIES

                                ACKNOWLEDGMENT


    I acknowledge that I have received and read the Personal Investment Policy for SSB Citi Asset Management Group - North America and Certain Registered Investment Companies dated March 15, 2000. I understand the provisions of the Personal Investment Policy as described therein and agree to abide by them.


            EMPLOYEE NAME (PRINT): _________________________

            SIGNATURE: _____________________________________

            DATE: __________________________________________


--------------------------------------------------------------------------------
  SOCIAL SECURITY                          DATE OF HIRE:
  NUMBER:
--------------------------------------------------------------------------------
  JOB FUNCTION &                           SUPERVISOR:
  TITLE:
--------------------------------------------------------------------------------
  LOCATION:
--------------------------------------------------------------------------------
  FLOOR AND/OR ZONE:                       TELEPHONE
                                           NUMBER:
--------------------------------------------------------------------------------


  NASD REGISTERED EMPLOYEE (Please check one)   [ ] Yes   [ ] No
--------------------------------------------------------------------------------
  If REGISTERED, list Registration \ License:
--------------------------------------------------------------------------------


   This Acknowledgment form must be completed and returned no later than March 30, 2000 to the Compliance Department - Attention: Vera Sanducci-Dendy, 388 Greenwich Street, 23rd Floor, New York, NY 10013.

                                                                       EXHIBIT D

  SSB CITI ASSET MANAGEMENT GROUP - NORTH AMERICA PERSONAL INVESTMENT POLICY FINANCIAL SERVICES FIRM DISCLOSURE AND INITIAL REPORT OF SECURITIES HOLDINGS

THIS REPORT MUST BE SIGNED, DATED AND RETURNED WITHIN 10 DAYS OF EMPLOYMENT TO THE COMPLIANCE DEPARTMENT - ATTENTION: VERA SANDUCCI-DENDY, 388 GREENWICH STREET, 23RD FLOOR

--------------------------------------------------------------------------------

EMPLOYEE NAME: ____________________________     DATE OF EMPLOYMENT:_____________

--------------------------------------------------------------------------------

BROKERAGE ACCOUNTS:

[ ] I do not have a beneficial interest in any account(s) with any financial services firm.

[ ] I maintain the following account(s) with the financial services firm(s) listed below (attach additional information if necessary-e.g., a brokerage statement). Please include the information required below for any broker, dealer or bank where an account is maintained which holds securities for your direct or indirect benefit as of the date you began your employment.


--------------------------------------------------------------------------------------------------
   Name of Financial Service(s) Firm and Address               Account Title        Account Number
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

SECURITIES HOLDINGS:

Complete the following (or attach a copy of your most recent statement(s)) listing all of your securities holdings, with the exception of open-ended mutual funds and U.S Government securities if:

o You own securities which are held by financial services firm(s) as described above. If you submit a copy of a statement, it must include all of the information set forth below. Please be sure to include any additional securities purchased since the date of the brokerage statement which is attached. Use additional sheets if necessary.
o Your securities are not held with a financial service(s) firm (e.g., dividend reinvestment programs and private placements).

-----------------------------------------------------------------------------------------------------------------------
Title of Security       Ticker Symbol       # of Shares      Principal Amt.     Held Since      Financial Services Firm
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

[ ] I have no securities holdings to report.

I certify that I have received the SSB Citi - North America Personal Investment Policy and have read it and understood its contents. I further certify that the above represents a complete and accurate description of my brokerage account(s) and securities holdings as of my date of employment.

Signature: ___________________________________  Date of Signature: _____________

                        PERSONAL INVESTMENT POLICY
                                     FOR
                   SSB CITI ASSET MANAGEMENT GROUP, LONDON

SSB Citi Asset Management Group ("SSB Citi")(3), has adopted this policy on securities transactions in order to accomplish two goals: first, to minimize conflicts and potential conflicts of interest between employees of SSB Citi and SSB Citi's clients including registered investment companies under the United States Investment Company Act of 1940 ("Funds") and, to provide policies and procedures consistent with applicable law, including but not restricted to the insider dealing provisions of the Criminal Justice Act 1993 and Rule 17j-1 under the United States Investment Company Act of 1940, to prevent fraudulent or manipulative practices with respect to purchases or sales of securities held or to be acquired by client accounts. ALL LONDON EMPLOYEES OF SSB CITI ARE COVERED PERSONS UNDER THIS POLICY.

I. STATEMENT OF PRINCIPLES - All SSB Citi employees owe a fiduciary duty to SSB Citi's clients when conducting their personal investment transactions. Employees must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. The fundamental standard to be followed in personal securities transactions is that Covered Persons may not take inappropriate advantage of their positions.

        All personal securities transactions by Covered Persons shall adhere to the requirements of this policy and shall be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of the person's position of trust and responsibility. While this policy is designed to address both identified conflicts and potential conflicts, it cannot possibly be written broadly enough to cover all potential situations. In this regard, Covered Persons are expected to adhere not only to the letter, but also the spirit of the policies contained herein.

        Employees are reminded that they also are subject to other Citigroup policies, including policies on insider trading, the purchase and sale of securities listed on any applicable SSB Citi restricted list, the receipt of gifts and service as a director of a publicly traded company. Employees must never trade in a security or commodity while in possession of material, non-public information about the issuer or the market for those securities or commodities, even if the employee has satisfied all other requirements of this policy.

        The reputation of SSB Citi and its employees for straightforward practices and integrity is a priceless asset, and all employees have the duty and obligation to support and maintain it when conducting their personal securities transactions.

II. APPLICABILITY - SSB CITI EMPLOYEES - This policy applies to all London employees of SSB Citi, including part-time employees. Each employee must comply with all of the provisions of the policy applicable to SSB Citi employees unless otherwise indicated. Certain employees are considered to be "investment personnel" (i.e., portfolio managers, and research analysts (and their assistants), and as such, are subject to certain additional restrictions outlined in the policy.

        Generally, temporary personnel and consultants working in any SSB Citi business are subject to the same provisions of the policy as full-time employees, and their adherence to specific requirements will be addressed on a case-by-case basis.

----------
(3) The investment advisory entities of SSB Citi covered by this policy include:
    Salomon Brothers Asset Management Limited; Smith Barney Global Capital Management Inc.; Citibank Global Asset Management, a division of Citibank, N.A. and Citibank International Plc; and SSB Citi Asset Management Limited.

        The personal investment policies, procedures and restrictions referred to herein also apply to an employee's spouse and minor children. The policies also apply to any other account over which the employee is deemed to have beneficial ownership. This includes: accounts of any immediate family members sharing the same household as the employee; accounts of persons or other third parties for whom the employee exercises investment discretion or gives investment advice; a legal vehicle in which the employee has a direct or indirect beneficial interest and has power over investment decisions; accounts for the benefit of a third party (e.g., a charity) which may be directed by the employee (other than in the capacity of an employee); and any account over which the employee may be deemed to have control. For a more detailed description of beneficial ownership, see Exhibit A attached hereto.

        These policies place certain restrictions on the ability of an employee to purchase or sell securities that are being or have been purchased or sold by an SSB Citi managed fund or client account. The restrictions also apply to securities that are "related" to a security being purchased or sold by an SSB Citi managed fund or client account. A "related security" is one whose value is derived from the value of another security (e.g., a warrant, option or an indexed instrument).

        SECURITIES are defined as stocks, notes, bonds, closed-end mutual funds, debentures, and other evidences of indebtedness, including senior debt, subordinated debt, investment contracts, commodity contracts, futures and all derivative instruments such as options, warrants and indexed instruments, or, in general, any interest or instrument commonly known as a "security."

V. ENFORCEMENT - It is the responsibility of each Covered Person to act in accordance with a high standard of conduct and to comply with the policies and procedures set forth in this document. SSB Citi takes seriously its obligation to monitor the personal investment activities of its employees. Any violation of this policy by employees will be considered serious, and may result in disciplinary action, which may include the unwinding of trades, disgorgement of profits, monetary fine or censure, and suspension or termination of employment.

VI. OPENING AND MAINTAINING EMPLOYEE ACCOUNTS - Approval must be obtained from the Compliance Department prior to the opening of a brokerage account. If approval is granted, copies of trade confirmations and monthly statements must be sent to the Compliance Department.

VII. EXCLUDED ACCOUNTS AND TRANSACTIONS - The following types of accounts/transactions are not subject to the other restrictions of this policy:

            6. Accounts at outside mutual funds that hold only shares of open-end funds purchased directly from that fund company. Note: transactions relating to closed-end funds are subject to the pre-clearance, blackout period and other restrictions of this policy;

            7. Estate or trust accounts in which an employee or related person has a beneficial interest, but no power to affect investment decisions. There must be no communication between the account(s) and the employee with regard to investment decisions prior to execution. The employee must direct the trustee/bank to furnish copies of confirmations and statements to the Compliance Department;

            8. Fully discretionary accounts managed by either an internal or external registered investment adviser are permitted if there is no communication between the manager and the employee with regard to investment decisions prior to execution. The employee must designate that copies of trade confirmations and monthly statements be sent to the Compliance Department;

            9. Employees may participate in direct investment programmes which allow the purchase of securities directly from the issuer without the intermediation of a broker/dealer provided that the timing and size of the purchases are established by a pre-arranged, regularized schedule (e.g., dividend reinvestment plans). Employees must pre-clear the transaction at the time that the dividend reinvestment plan is being set up. Employees also must provide documentation of these arrangements and direct periodic (monthly or quarterly) statements to the Compliance Department; and

            10. In addition to the foregoing, the following types of securities are exempted from pre-clearance, blackout periods, reporting and short-term trading requirements: open-ended mutual funds; open-end unit investment trusts; U.K. gilts, U.S. Treasury bills, bonds and notes; mortgage pass-throughs (e.g. Ginnie
                Maes) that are direct obligations of the U.S. government; bankers acceptances; bank certificates of deposit; commercial paper; and high quality short-term debt instruments (meaning any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization, such as S&P or Moody's), including repurchase agreements.

VIII. SECURITIES HOLDING PERIOD/SHORT-TERM TRADING - Securities transactions must be for investment purposes rather than for speculation. Consequently, employees may not profit from the purchase and sale, or sale and purchase, of the same or equivalent securities within sixty
        (60) calendar days, calculated on a First In, First Out (FIFO) basis (i.e., the security may be sold on the 61st day). Citigroup securities received as part of an employee's compensation are not subject to the 60-day holding period. All profits from short-term trades are subject to disgorgement. However, with the prior written approval of both European Head of Investment and the Regional Director of Compliance, and only in rare and/or unusual circumstances, an employee may execute a short-term trade that results in a significant loss.

VII. PRE-CLEARANCE - All SSB Citi employees must pre-clear all personal securities transactions (see Section V for a listing of accounts, transactions and securities that do not require pre-clearance). A copy of the pre-clearance form is attached as Exhibit B. IN ADDITION, EMPLOYEES ARE PROHIBITED FROM ENGAGING IN MORE THAN TWENTY (20) TRANSACTIONS IN ANY CALENDAR MONTH, EXCEPT WITH PRIOR WRITTEN APPROVAL FROM EUROPEAN HEAD OF INVESTMENT, OR DESIGNEE. A transaction must not be executed until the employee has received the necessary approval. Pre-clearance is valid only on the day it is given. If a transaction is not executed on the day pre-clearance is granted, it is required that pre-clearance be sought again on a subsequent day (i.e., open orders, such as limit orders, good until cancelled orders and stop-loss orders, must be pre-cleared each day until the transaction is effected). In connection with obtaining approval for any personal securities transaction, employees must describe in detail any factors which might be relevant to an analysis of the possibility of a conflict of interest. Any trade that violates the pre-clearance process may be unwound at the employee's expense, and the employee will be required to absorb any resulting loss and to disgorge any resulting profit.

        In addition to the foregoing, the CGAM NA Director of Global Equity Research, or his designate, must approve all personal securities transactions for members of the CGAM Research Department prior to pre-clearance from the Compliance Department as set forth in this section. Pre-approval by the Director of Research, or his designate, is in addition to and does not replace the requirement for the pre-clearance of all personal securities transactions.

VIII. BLACKOUT PERIODS - No Covered Person shall purchase or sell, directly or indirectly, any security in which he/she has, or by reason of the transaction acquires, any direct or indirect beneficial ownership if he/she has knowledge at the time of such transaction that the security is being purchased or sold, or is being considered for purchase or sale, by a managed fund or client account or in the case of a Fund director, by the director's Fund. The following Blackout Periods apply to the categories of SSB Citi employees listed below:

            o All employees - may not buy or sell any securities for personal accounts seven (7) calendar days before or after managed funds or client accounts that the firm manages trade in that security.

            Additionally:

            o Research Analysts and Research Assistants - may not buy or sell any securities for personal accounts seven (7) calendar days before or after the issuance of or a change in any recommendation; or seven (7) calendar days before or after any managed fund or client account about which the employee is likely to have trading or portfolio information (as determined by the Compliance Department) trades in that security.

        Any violation of the foregoing provisions will require the employee's trade to be unwound, with the employee absorbing any resulting loss and disgorging any resulting profit. Please be reminded that, regardless of the provisions set forth above, all employees are always prohibited from effecting personal securities transactions based on material, non-public information.

        Blackout period requirements shall not apply to any purchase or sale, or series of related transactions involving the same or related securities, involving 500 or fewer shares in the aggregate if the issuer has a market capitalisation (outstanding shares multiplied by the current price per share) greater than $10 billion and is listed on a U.S or European Stock Exchange or NASDAQ. Note: Pre-clearance is still required. Under certain circumstances, the Compliance Department may determine that an employee may not rely upon this "Large Cap/De Minimis" exemption. In such a case, the employee will be notified prior to or at the time the pre-clearance request is made.

IX. PROHIBITED TRANSACTIONS - The following transactions by SSB Citi employees are prohibited without the prior written approval from the European Head of Investment, or designee, and the Regional Compliance
        Director:

            3.  The purchase of private placements; and

            4. The acquisition of any securities in an initial public offering (new issues of municipal debt securities may be acquired subject to the other requirements of this policy (e.g., pre-clearance).)

X. TRANSACTIONS IN OPTIONS AND FUTURES - SSB Citi employees may buy or sell derivative instruments such as individual stock options, options and futures on indexes and options and futures on fixed-income securities, and may buy or sell physical commodities and futures and forwards on such commodities. These transactions must comply with all of the policies and restrictions described in this policy, including pre-clearance, blackout periods, transactions in Citigroup securities and the 60-day holding period. However, the 60-day holding period does not apply to individual stock options that are part of a hedged position where the underlying stock has been held for more than 60 days and the entire position (including the underlying security) is closed out.

XI. PROHIBITED RECOMMENDATIONS - No Covered Person shall recommend or execute any securities transaction by any managed fund or client account, or, in the case of a Fund director, by the director's Fund, without having disclosed, in writing, to the European Head of Investment, or designee, any direct or indirect interest in such securities or issuers, except for those securities purchased pursuant to the "Large Cap/De Minimis" exemption described in Section VIII above. Prior written approval of such recommendation or execution also must be received from the European Head of Investment, or designee. The interest in personal accounts could be in the form of:

            5. Any direct or indirect beneficial ownership of any securities of such issuer;

            6.  Any contemplated transaction by the person in such securities;

            7.  Any position with such issuer or its affiliates; or

            8. Any present or proposed business relationship between such issuer or its affiliates and the person or any party in which such person has a significant interest.

XII. TRANSACTIONS IN CITIGROUP SECURITIES - Unless an SSB Citi employee is a member of a designated group subject to more restrictive provisions, or is otherwise notified to the contrary, the employee may trade in Citigroup securities without restriction (other than the pre-clearance and other requirements of this policy), subject to the limitations set forth below.

        Employees whose jobs are such that they know about Citigroup's quarterly earnings prior to release may not engage in any transactions in Citigroup securities during the "blackout periods" beginning on the first day of a calendar quarter and ending on the second business day following the release of earnings for the prior quarter. Members of the SSB Citi Executive Committee in New York and certain other senior SSB Citi employees are subject to these blackout periods.

        Stock option exercises are permitted during a blackout period (but the simultaneous exercise of an option and sale of the underlying stock is prohibited). With regard to exchange traded options, no transactions in Citigroup options are permitted except to close or roll an option position that expires during a blackout period. Charitable contributions of Citigroup securities may be made during the blackout period, but an individual's private foundation may not sell donated Citigroup common stock during the blackout period.

        No employee may engage at any time in any personal transactions in Citigroup securities while in possession of material non-public information. Investments in Citigroup securities must be made with a long-term orientation rather than for speculation or for the generation of short-term trading profits. In addition, please note that employees may not engage in the following transactions:

            o  Short sales of Citigroup securities;

            o Purchases or sales of options ("puts" or "calls") on Citigroup securities, except writing a covered call at a time when the securities could have been sold under this policy;

            o  Purchases or sales of futures on Citigroup securities; or

            o Any transactions relating to Citigroup securities that might reasonably appear speculative.

            The number of Citigroup shares an employee is entitled to in the Citigroup Stock Purchase Plan is not treated as a long stock position until such time as the employee has given instructions to purchase the shares of Citigroup. Thus, employees are not permitted to use options to hedge their financial interest in the Citigroup Stock Purchase Plan.

XIII. ACKNOWLEDGEMENT AND REPORTING REQUIREMENTS - SSB CITI EMPLOYEES - All new SSB Citi employees must certify that they have received a copy of this policy, and have read and understood its provisions. In addition, all SSB Citi employees must:

            7. Acknowledge receipt of the policy and any modifications thereof, in writing (see Exhibit C for the form of Acknowledgement);

            8. Within 10 days of becoming an SSB Citi employee, disclose in writing all information with respect to all securities beneficially owned and any existing personal brokerage relationships (employees must also disclose any new brokerage relationships whenever established). Such information should be provided on the form attached as Exhibit D;

            9. Direct their brokers to supply, on a timely basis, duplicate copies of confirmations of all personal securities transactions (Note: this requirement may be satisfied through the transmission of automated feeds);

            10. Within 10 days after the end of each calendar quarter, provide information relating to securities transactions executed during the previous quarter for all securities accounts (Note: this requirement may be satisfied through the transmission of automated feeds);

            11. Submit an annual holdings report containing similar information that must be current as of a date no more than 30 days before the report is submitted, and confirm at least annually all brokerage relationships and any and all outside business affiliations (Note: this requirement may be satisfied through the transmission of automated feeds or the regular receipt of monthly brokerage statements); and

            12. Certify on an annual basis that he/she has read and understood the policy, complied with the requirements of the policy and that he/she has pre-cleared and disclosed or reported all personal securities transactions and securities accounts required to be disclosed or reported pursuant to the requirements of the policy.

        DISCLAIMER OF BENEFICIAL OWNERSHIP - The reports described in Items 4 and 5 above may contain a statement that the reports shall not be construed as an admission by the person making the reports that he/she has any direct or indirect beneficial ownership in the securities to which the reports relate.

XIV. HANDLING OF DISGORGED PROFITS - Any amounts that are paid/disgorged by an employee under this policy shall be donated to one or more charities.

XV. CONFIDENTIALITY - All information obtained from any Covered Person pursuant to this policy shall be kept in strict confidence, except that such information will be made available to the Financial Services Authority, Securities and Exchange Commission, or any other regulatory or self-regulatory organisation or to the Funds' Boards of Directors to the extent required by law, regulation or this policy.

XVI. OTHER LAWS, RULES AND STATEMENTS OF POLICY - Nothing contained in this policy shall be interpreted as relieving any person subject to the policy from acting in accordance with the provision of any applicable law, rule or regulation or, in the case of SSB Citi employees, any statement of policy or procedure governing the conduct of such person adopted by Citigroup, its affiliates and subsidiaries.

XVII. RETENTION OF RECORDS - All records relating to personal securities transactions hereunder and other records meeting the requirements of applicable law, including a copy of this policy and any other policies covering the subject matter hereof, shall be maintained in the manner and to the extent required by applicable law, including Rule 17j-1 under the 1940 Act. The Compliance Department shall have the responsibility for maintaining records created under this policy.

XVIII. MONITORING - SSB Citi takes seriously its obligation to monitor the personal investment activities of its employees and to review the periodic reports of all Covered Persons. Employee personal investment transaction activity will be monitored by the Compliance Department. All noted deviations from the policy requirements will be referred back to the employee for follow-up and resolution (with a copy to be supplied to the employee's supervisor).

XIX. EXCEPTIONS TO THE POLICY - Any exceptions to this policy must have the prior written approval of both the European Head of Investment and the Regional Director of Compliance. Any questions about this policy should be directed to the Compliance Department.

XX. BOARD REVIEW - SSB Citi shall provide to the Board of Directors of each Fund, on a quarterly basis, a written report of all material violations of this policy, and at least annually, a written report and certification meeting the requirements of Rule 17j-1 under the 1940 Act.

XXI. AMENDMENTS - SSB CITI EMPLOYEES - Unless otherwise noted herein, this policy shall become effective as to all SSB Citi employees on March 30, 2000. This policy may be amended as to SSB Citi employees from time to time by the Compliance Department. Any material amendment of this policy shall be submitted to the Board of Directors of each Fund for approval in accordance with Rule 17j-1 under the 1940 Act.

March 30, 2000

                                                                       EXHIBIT A

                    EXPLANATION OF BENEFICIAL OWNERSHIP

You are considered to have "Beneficial Ownership" of Securities if you have or share a direct or indirect "Pecuniary Interest" in the Securities.

You have a "Pecuniary Interest" in Securities if you have the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the Securities.

The following are examples of an indirect Pecuniary Interest in Securities:

    4. Securities held by members of your immediate family sharing the same household; however, this presumption may be rebutted by convincing evidence that profits derived from transactions in these Securities will not provide you with any economic benefit.

        "Immediate family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and includes any adoptive relationship.

    5. Your interest as a general partner in Securities held by a general or limited partnership.

    6. Your interest as a manager-member in the Securities held by a limited liability company.

You do not have an indirect Pecuniary Interest in Securities held by a corporation, partnership, limited liability company or other entity in which you hold an equity interest, unless you are a controlling equityholder or you have or share investment control over the Securities held by the entity.

The following circumstances constitute Beneficial Ownership by you of Securities held by a trust:

    4. Your ownership of Securities as a trustee where either you or members of your immediate family have a vested interest in the principal or income of the trust.

    5.  Your ownership of a vested interest in a trust.

    6. Your status as a settlor of a trust, unless the consent of all of the beneficiaries is required in order for you to revoke the trust.

The foregoing is a summary of the meaning of "beneficial ownership". For purposes of the attached policy, "beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

                                          SSB CITI ASSET MANAGEMENT GROUP ("SSB CITI")                               EXHIBIT B
                                                EMPLOYEE TRADE PRE-APPROVAL FORM
                                                            (PAGE 1)
INSTRUCTIONS:
All employees are required to submit this form to the Compliance Department prior to placing a trade. The Compliance Department will notify the employee as to whether or not pre-approval is granted. Pre-approval is effective only on the date granted.

V.    EMPLOYEE INFORMATION
------------------------------------------------------------------------------------------------------------------------------
Employee Name:                                                                  Phone Number:
------------------------------------------------------------------------------------------------------------------------------
Account Title:
------------------------------------------------------------------------------------------------------------------------------
Account Number:
------------------------------------------------------------------------------------------------------------------------------
Managed Account(s)/Mutual Fund(s) for which employee is a Covered Person:

------------------------------------------------------------------------------------------------------------------------------

VI.   SECURITY INFORMATION
                                IPO   [ ] Yes   No [ ]     PRIVATE PLACEMENT   [ ] Yes   [ ] No

------------------------------------------------------------------------------------------------------------------------------
    Security Name      Security Type-e.g.,      Ticker      Buy/Sell      If Sale, Date First           No.          Large Cap
                       common stock, etc.                                      Acquired(3)         Shares/Units      Stock?(4)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

VII. YOUR POSITION WITH THE FIRM:
     (Please check one of the      [ ] Portfolio Manager / Portfolio Manager
     following)                        Assistant
                                   [ ] Research Analyst / Research Analyst
                                       Assistant
                                   [ ] Other

NOTE:     o  All PORTFOLIO MANAGERS must complete the reverse side of this form.
          o All RESEARCH ANALYSTS and RESEARCH ANALYST ASSISTANTS must provide an additional form signed by RAMA KRISHNA or one of his designees.

VIII. CERTIFICATION
I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with any account managed by SSB Citi (including mutual funds managed by SSB
Citi). I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related security for any Managed Accounts and/or Mutual Funds for which I am considered a Covered Person. The proposed transaction(s) are consistent with all firm policies regarding employee personal securities transactions.

SIGNATURE ______________________________________      DATE ____________________

------------------------------------------------------------------------------------------------------------------------------
FOR USE BY THE COMPLIANCE DEPARTMENT
==============================================================================================================================
                              [ ] Yes    [ ] No                             [ ] Yes    [ ] No    Reason not granted:
ARE SECURITIES RESTRICTED?                         PRE-APPROVAL GRANTED?
------------------------------------------------------------------------------------------------------------------------------

COMPLIANCE DEPARTMENT SIGNATURE:                                            Date:                Time:
------------------------------------------------------------------------------------------------------------------------------

---------------
(3) All securities sold must have been held for at least 60 days.
(4) For purposes of SSB Citi's personal trading policies, a Large Cap Exemption applies to transactions involving 500 (There is no threshold for shares purchased on a UK or European Exchange where the market capitalisation is greater than $10 Billion)
    or fewer shares in aggregate and the stock is one that is listed on a U.S. stock exchange or NASDAQ and whose issuer has a market capitalization (outstanding shares multiplied by current price) of more than $10 billion.

                 SSB CITI ASSET MANAGEMENT GROUP ("SSB CITI")
                   PAGE 2 - PORTFOLIO MANAGER CERTIFICATION

All portfolio managers must answer the following questions in order to obtain pre-approval. All questions must be answered or the form will be returned. If a question is not applicable, please indicate "N/A".

4.    Have your client accounts purchased or sold the securities (or related
   securities) in the past seven calendar days?                 Yes [ ]   No [ ]

5. Do you intend to purchase or sell the securities (or related securities) for
   any client accounts in the next seven calendar days?         Yes [ ]   No [ ]

6. Do any of your client accounts currently own the securities (or related
   securities)?                                                 Yes [ ]   No [ ]

   3a. If yes, and you are selling the securities for your personal account, please explain why the sale of the securities was rejected for client accounts but is appropriate for your personal account:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Have you, in the past 7 calendar days, considered purchasing the securities
   (or related securities) for your client accounts?            Yes [ ]   No [ ]

   4a. If yes, and you are purchasing securities for your personal account, please explain why the purchase of the securities is appropriate for your account but has been rejected for your client accounts:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   4b. If no, and you are purchasing securities for your personal account, please explain why the purchase of the securities has not been considered for your client accounts:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CERTIFICATION

I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with any account managed by SSB Citi (including mutual funds managed by SSB
Citi). I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related securities for any Managed Accounts and/or Mutual Funds for which I am considered a Covered Person. The proposed transaction(s) are consistent with all firm policies regarding employee personal securities transactions.

SIGNATURE ______________________________________      DATE ____________________

------------------------------------------------------------------------------------------------------------------------------
FOR USE BY THE COMPLIANCE DEPARTMENT
==============================================================================================================================
                              [ ] Yes    [ ] No                             [ ] Yes    [ ] No    Reason not granted:
ARE SECURITIES RESTRICTED?                         PRE-APPROVAL GRANTED?
------------------------------------------------------------------------------------------------------------------------------

COMPLIANCE DEPARTMENT SIGNATURE:                                            Date:                Time:
------------------------------------------------------------------------------------------------------------------------------


                           PERSONAL INVESTMENT POLICY                  EXHIBIT C
                                       FOR
                    SSB CITI ASSET MANAGEMENT GROUP - LONDON
                                 ACKNOWLEDGMENT




    I acknowledge that I have received and read the Personal Investment Policy for SSB Citi Asset Management Group, London - dated March 30 2000. I understand the provisions of the Personal Investment Policy as described therein and agree to abide by them.




            EMPLOYEE NAME (PRINT): _________________________

            SIGNATURE: _____________________________________

            DATE: __________________________________________






   This Acknowledgment form must be completed and returned no later than , 7 April 2000 to the Compliance Department - Attention: Bernard Andoh, Cottons Centre, Hays Lane, 4th Floor, London, SE1 2QT.

                                                                       EXHIBIT D

       SSB CITI ASSET MANAGEMENT GROUP - LONDON PERSONAL INVESTMENT POLICY FINANCIAL SERVICES FIRM DISCLOSURE AND INITIAL REPORT OF SECURITIES HOLDINGS

THIS REPORT MUST BE SIGNED, DATED AND RETURNED WITHIN 10 DAYS OF EMPLOYMENT TO THE COMPLIANCE DEPARTMENT - ATTENTION: BERNARD ANDOH,4TH FLOOR COTTONS CENTRE, HAYS LANE, LONDON.

--------------------------------------------------------------------------------

EMPLOYEE NAME: ____________________________     DATE OF EMPLOYMENT: ____________

--------------------------------------------------------------------------------

BROKERAGE ACCOUNTS:

[ ] I do not have a beneficial interest in any account(s) with any financial services firm.

[ ] I maintain the following account(s) with the financial services firm(s) listed below (attach additional information if necessary-e.g., a brokerage statement). Please include the information required below for any broker, dealer or bank where an account is maintained which holds securities for your direct or indirect benefit as of the date you began your employment.

--------------------------------------------------------------------------------------------------
   Name of Financial Service(s) Firm and Address               Account Title        Account Number
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

SECURITIES HOLDINGS:

Complete the following (or attach a copy of your most recent statement(s)) listing all of your securities holdings, with the exception of open-ended mutual funds, U.K and U.S Government securities if:

o You own securities which are held by financial services firm(s) as described above. If you submit a copy of a statement, it must include all of the information set forth below. Please be sure to include any additional securities purchased since the date of the brokerage statement which is attached. Use additional sheets if necessary.
o Your securities are not held with a financial service(s) firm (e.g., dividend reinvestment programs and private placements).

-----------------------------------------------------------------------------------------------------------------------
Title of Security       Ticker Symbol       # of Shares      Principal Amt.     Held Since      Financial Services Firm
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

[ ] I have no securities holdings to report.

I certify that I have received the SSB Citi - London Personal Investment Policy and have read it and understood its contents. I further certify that the above represents a complete and accurate description of my brokerage account(s) and securities holdings as of my date of employment.

Signature: ___________________________________  Date of Signature: _____________

                        PERSONAL INVESTMENT POLICY
                                     FOR
      SSB CITI ASSET MANAGEMENT GROUP - Hong Kong and Singapore Offices
                 AND CERTAIN REGISTERED INVESTMENT COMPANIES

SSB Citi Asset Management Group ("SSB Citi")(4), has adopted this policy on securities transactions in order to accomplish two goals: first, to minimize conflicts and potential conflicts of interest between employees of SSB Citi and SSB Citi's clients (including the Funds), and between Fund directors or trustees and their Funds, and second, to provide policies and procedures consistent with applicable law, including Rule 17j-1 under the Investment Company Act of 1940, to prevent fraudulent or manipulative practices with respect to purchases or sales of securities held or to be acquired by client accounts. All employees of SSB Citi in Hong Kong and Singapore are Covered Persons under this policy.

I. STATEMENT OF PRINCIPLES - All SSB Citi employees owe a fiduciary duty to SSB Citi's clients when conducting their personal investment transactions. Employees must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. The fundamental standard to be followed in personal securities transactions is that Covered Persons may not take inappropriate advantage of their positions.

        All personal securities transactions by Covered Persons shall adhere to the requirements of this policy and shall be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of the person's position of trust and responsibility. While this policy is designed to address both identified conflicts and potential conflicts, it cannot possibly be written broadly enough to cover all potential situations. In this regard, Covered Persons are expected to adhere not only to the letter, but also the spirit of the policies contained herein.

        Employees are reminded that they also are subject to other Citigroup policies, including policies on insider trading, the purchase and sale of securities listed on any applicable SSB Citi restricted list, the receipt of gifts and service as a director of a publicly traded company. Employees must never trade in a security or commodity while in possession of material, non-public information about the issuer or the market for those securities or commodities, even if the employee has satisfied all other requirements of this policy.

        The reputation of SSB Citi and its employees for straightforward practices and integrity is a priceless asset, and all employees have the duty and obligation to support and maintain it when conducting their personal securities transactions.


----------
(4) The investment advisory entities of SSB Citi covered by this policy include:
    Salomon Brothers Asset Management Asia/Pacific Limited, Citibank Global Asset Management (Asia) Limited, Citibank N.A, and Citicorp International Bank (Singapore) Limited.

II. APPLICABILITY - SSB CITI EMPLOYEES - This policy applies to all employees of SSB Citi in Hong Kong and Singapore, including part-time employees. Each employee, including employees who serve as Fund officers or directors, must comply with all of the provisions of the policy applicable to SSB Citi employees unless otherwise indicated. Certain employees are considered to be "investment personnel" (i.e., portfolio managers, central dealers, and research staff ) and as such, are subject to certain additional restrictions outlined in the policy. All other employees of SSB Citi are considered to be "advisory personnel."

        Generally, temporary personnel and consultants working in any SSB Citi business are subject to the same provisions of the policy as full-time employees, and their adherence to specific requirements will be addressed on a case-by-case basis.

        The personal investment policies, procedures and restrictions referred to herein also apply to an employee's spouse and minor children. The policies also apply to any other account over which the employee is deemed to have beneficial ownership. This includes: accounts of any immediate family members sharing the same household as the employee; accounts of persons or other third parties for whom the employee exercises investment discretion or gives investment advice; a legal vehicle in which the employee has a direct or indirect beneficial interest and has power over investment decisions; accounts for the benefit of a third party (e.g., a charity) which may be directed by the employee (other than in the capacity of an employee); and any account over which the employee may be deemed to have control. For a more detailed description of beneficial ownership, see Exhibit A attached hereto.

        These policies place certain restrictions on the ability of an employee to purchase or sell securities that are being or have been purchased or sold by an SSB Citi managed fund or client account. The restrictions also apply to securities that are "related" to a security being purchased or sold by an SSB Citi managed fund or client account. A "related security" is one whose value is derived from the value of another security (e.g., a warrant, option or an indexed instrument).

        SECURITIES are defined as stocks, notes, bonds, closed-end mutual funds, debentures, and other evidences of indebtedness, including senior debt, subordinated debt, investment contracts, commodity contracts, futures and all derivative instruments such as options, warrants and indexed instruments, or, in general, any interest or instrument commonly known as a "security."

III. ENFORCEMENT - It is the responsibility of each Covered Person to act in accordance with a high standard of conduct and to comply with the policies and procedures set forth in this document. SSB Citi takes seriously its obligation to monitor the personal investment activities of its employees. Any violation of this policy by employees will be considered serious, and may result in disciplinary action, which may include the unwinding of trades, , monetary fine or censure, and suspension or termination of employment.

IV OPENING AND MAINTAINING EMPLOYEE ACCOUNTS - All employees must provide Compliance with information regarding their brokerage accounts as per Exhibit B.

V EXCLUDED ACCOUNTS AND TRANSACTIONS - The following types of accounts/transactions need not be nor are they subject to the other restrictions of this policy:

            11. Accounts in mutual funds that hold only shares of open-end funds purchased directly from that fund company. Note: transactions relating to closed-end funds are subject to the pre-clearance, blackout period and other restrictions of this policy;

            12. Estate or trust accounts in which an employee or related person has a beneficial interest, but no power to affect investment decisions. There must be no communication between the account(s) and the employee with regard to investment decisions prior to execution. The employee must direct the trustee/bank to furnish copies of confirmations and statements to the Compliance Department;

            13. Fully discretionary accounts managed by either an internal or external registered investment adviser are permitted if (i) the employee receives permission from the Regional Director of Compliance and the Senior Investment Officer, and (ii) there is no communication between the manager and the employee with regard to investment decisions prior to execution. The employee must designate that copies of trade confirmations and monthly statements be sent to the Compliance Department;

            14. Employees may participate in direct investment programs which allow the purchase of securities directly from the issuer without the intermediation of a broker/dealer provided that the timing and size of the purchases are established by a pre-arranged, regularized schedule (e.g., dividend reinvestment plans). Employees must pre-clear the transaction at the time that the dividend reinvestment plan is being set up. Employees also must provide documentation of these arrangements and direct periodic (monthly or quarterly) statements to the Compliance Department; and

            15. In addition to the foregoing, the following types of securities are exempted from pre-clearance, blackout periods, reporting and short-term trading requirements: open-ended mutual funds; open-end unit investment trusts; U.S. Treasury bills, bonds and notes; mortgage pass-throughs (e.g. Ginnie Maes) that are direct obligations of the U.S. government; bankers acceptances; bank certificates of deposit; commercial paper; and high quality short-term debt instruments (meaning any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization, such as S&P or Moody's), including repurchase agreements.

VI. SECURITIES HOLDING PERIOD/SHORT-TERM TRADING - Securities transactions must be for investment purposes rather than for speculation. Consequently, employees may not profit from the purchase and sale, or sale and purchase, of the same or equivalent securities within sixty
        (60) calendar days, calculated on a First In, First Out (FIFO) basis (i.e., the security may be sold on the 61st day). Citigroup securities received as part of an employee's compensation are not subject to the 60-day holding period. However, with the prior written approval of both a Chief Investment Officer and the Regional Director of Compliance, and only in rare and/or unusual circumstances, an employee may execute a short-term trade that results in a significant loss or in break-even status.

VII. PRE-CLEARANCE - All SSB Citi employees must pre-clear all personal securities transactions (see Section V for a listing of accounts, transactions and securities that do not require pre-clearance). A copy of the pre-clearance form is attached as Exhibit C. IN ADDITION, EMPLOYEES ARE PROHIBITED FROM ENGAGING IN MORE THAN TWENTY (20) TRANSACTIONS IN ANY CALENDAR MONTH, EXCEPT WITH PRIOR WRITTEN APPROVAL FROM THE SENIOR INVESTMENT OFFICER, OR DESIGNEE. A transaction must not be executed until the employee has received the necessary approval. Pre-clearance is valid only on the day it is given., except in the case of US securities and IPOs. US equities due to time zone and settlement differences are valid for 4 days. If a transaction is not executed on the day pre-clearance is granted, it is required that pre-clearance be sought again on a subsequent day (i.e., open orders, such as limit orders, good until cancelled orders and stop-loss orders, must be pre-cleared each day until the transaction is effected). In connection with obtaining approval for any personal securities transaction, employees must describe in detail any factors which might be relevant to an analysis of the possibility of a conflict of interest. Any trade that violates the pre-clearance process may be unwound at the employee's expense, and the employee will be required to absorb any resulting loss.

        In addition to the foregoing, the Director of Global Equity Research, or his designate, must approve all personal securities transactions for members of the SSB Citi Research Department prior to pre-clearance from the Compliance Department as set forth in this section. Pre-approval by the Director of Research, or his designate, is in addition to and does not replace the requirement for the pre-clearance of all personal securities transactions.

VIII. BLACKOUT PERIODS - No Covered Person shall purchase or sell, directly or indirectly, any security in which he/she has, or by reason of the transaction acquires, any direct or indirect beneficial ownership if he/she has knowledge at the time of such transaction that the security is being purchased or sold, or is being considered for purchase or sale, by a managed fund or client account. . In addition, the following Blackout Periods apply to the categories of SSB Citi employees listed below:

            6. Portfolio Managers, Central Dealers, Compliance, and Senior Management - may not buy or sell any securities for personal accounts seven (7) calendar days before or after managed funds or client accounts trade in that security, or seven (7) calendar days after a recommendation/report has been issued for the issuer.

            2. Research Staff - may not buy or sell any securities for personal accounts seven (7) calendar days before or after the issuance of or a change in any recommendation, or when currently doing research on an issuer, or seven (7) calendar days after a company visit to the issuer,

            3. Advisory Personnel (see Section II for details) - may not buy or sell any securities for personal accounts on the same day that a managed fund or client account about which the employee is likely to have trading or portfolio information (as determined by the Compliance Department) trades in that security, or seven
                (7) calendar days after a recommendation/report has be issued for the issuer.

                Any violation of the foregoing provisions will require the employee's trade to be unwound, with the employee absorbing any resulting loss. Advisory personnel are subject to the unwinding of the trade provision; however, they may not be required to absorb any resulting loss (at the discretion of the Compliance Department and the employee's supervisor). Please be reminded that, regardless of the provisions set forth above, all employees are always prohibited from effecting personal securities transactions based on material, non-public information.

                Blackout period requirements shall not apply to any purchase or sale, or series of related transactions involving the same or related securities, involving 500 or fewer shares in the aggregate if the issuer has a market capitalization (outstanding shares multiplied by the current price per share) greater than $10 billion or its local equivalent and is listed on a U.S. Stock Exchange, NASDAQ, or any other major stock exchange as determined by the Compliance Department. Note: Pre-clearance is still required. Under certain circumstances, the Compliance Department may determine that an employee may not rely upon this "Large Cap/De Minimis" exemption. In such a case, the employee will be notified prior to or at the time the pre-clearance request is made.

IX. PROHIBITED TRANSACTIONS - The following transactions by SSB Citi employees are prohibited without the prior written approval from the Senior Investment Officer, or designee, and the Regional Compliance Director or his/her designee:

            5.  The purchase of private placements; and

            6. The acquisition of any securities in an initial public offering Pre-clearance for IPOs is effective up to the Issue Date. Participation by employees in IPOs reserved for client accounts or managed funds are prohibited. Employees must not misuse their positions within the investment center to gain access to IPOs particularly "hot issues".

X. TRANSACTIONS IN OPTIONS AND FUTURES - SSB Citi employees may buy or sell derivative instruments such as individual stock options, options and futures on indexes and options and futures on fixed-income securities, and may buy or sell physical commodities and futures and forwards on such commodities. These transactions must comply with all of the policies and restrictions described in this policy, including pre-clearance, blackout periods, transactions in Citigroup securities and the 60-day holding period. However, the 60-day holding period does not apply to individual stock options that are part of a hedged position where the underlying stock has been held for more than 60 days and the entire position (including the underlying security) is closed out.

XI. PROHIBITED RECOMMENDATIONS - No Covered Person shall recommend or execute any securities transaction by any managed fund or client account, , without having disclosed, in writing, to the Senior Investment Officer, or designee, any direct or indirect interest in such securities or issuers, except for those securities purchased pursuant to the "Large Cap/De Minimis" exemption described in Section VIII above. Prior written approval of such recommendation or execution also must be received from the Senior Investment Officer, or designee. The interest in personal accounts could be in the form of:

            9. Any direct or indirect beneficial ownership of any securities of such issuer;

            10. Any contemplated transaction by the person in such securities;

            11. Any position with such issuer or its affiliates; or

            12. Any present or proposed business relationship between such issuer or its affiliates and the person or any party in which such person has a significant interest.

XII. TRANSACTIONS IN CITIGROUP SECURITIES - Unless an SSB Citi employee is a member of a designated group subject to more restrictive provisions, or is otherwise notified to the contrary, the employee may trade in Citigroup securities without restriction (other than the pre-clearance and other requirements of this policy), subject to the limitations set forth below.

            Employees whose jobs are such that they know about Citigroup's quarterly earnings prior to release may not engage in any transactions in Citigroup securities during the "blackout periods" beginning on the first day of a calendar quarter and ending on the second business day following the release of earnings for the prior quarter. Members of the SSB Citi Executive Committee and certain other senior SSB Citi employees are subject to these blackout periods.

            Stock option exercises are permitted during a blackout period (but the simultaneous exercise of an option and sale of the underlying stock is prohibited). With regard to exchange traded options, no transactions in Citigroup options are permitted except to close or roll an option position that expires during a blackout period. Charitable contributions of Citigroup securities may be made during the blackout period, but an individual's private foundation may not sell donated Citigroup common stock during the blackout period. "Good `til cancelled" orders on Citigroup stock must be cancelled before entering a blackout period and no such orders may be entered during a blackout period.

            No employee may engage at any time in any personal transactions in Citigroup securities while in possession of material non-public information. Investments in Citigroup securities must be made with a long-term orientation rather than for speculation or for the generation of short-term trading profits. In addition, please note that employees may not engage in the following transactions:

            o Short sales of Citigroup securities;

            o Purchases or sales of options ("puts" or "calls") on Citigroup securities, except writing a covered call at a time when the securities could have been sold under this policy;

            o Purchases or sales of futures on Citigroup securities; or

            o Any transactions relating to Citigroup securities that might reasonably appear speculative.

            The number of Citigroup shares an employee is entitled to in the Citigroup Stock Purchase Plan is not treated as a long stock position until such time as the employee has given instructions to purchase the shares of Citigroup. Thus, employees are not permitted to use options to hedge their financial interest in the Citigroup Stock Purchase Plan.

            Contributions into the firm's 401(k) Plan are not subject to the restrictions and prohibitions described in this policy.

XIII. ACKNOWLEDGEMENT AND REPORTING REQUIREMENTS - SSB CITI EMPLOYEES - All SSB Citi employees must certify that they have received a copy of this policy, and have read and understood its provisions. In addition, all SSB Citi employees must:

            13. Acknowledge receipt of the policy and any modifications thereof, in writing (see Exhibit B-1 for the form of Acknowledgement);

            14. Within 10 days of becoming an SSB Citi employee, disclose in writing all information with respect to all securities beneficially owned and any existing personal brokerage relationships (employees must also disclose any new brokerage relationships whenever established). Such information should be provided on the form attached as Exhibit B-1.

            15. Direct their brokers to supply, on a timely basis, duplicate copies of confirmations of all personal securities transactions An example of a letter to the broker is attached as Exhibit B-2

            16. Within 10 days after the end of each calendar quarter, provide information relating to securities transactions executed during the previous quarter for all securities accounts (Note: this requirement may be satisfied by having Compliance provide each employee with a list of their transactions during the quarter and confirmation from the employee that the list is accurate).

            17. Submit an annual holdings report containing similar information that must be current as of a date no more than 30 days before the report is submitted, and confirm at least annually all brokerage relationships and any and all outside business affiliations (Note: this requirement may be satisfied through the transmission of automated feeds or the regular receipt of monthly brokerage statements); and

            18. Certify on an annual basis that he/she has read and understood the policy, complied with the requirements of the policy and that he/she has pre-cleared and disclosed or reported all personal securities transactions and securities accounts required to be disclosed or reported pursuant to the requirements of the policy.(see Exhibit B-1)

        DISCLAIMER OF BENEFICIAL OWNERSHIP - The reports described in Items 2 and 3 above may contain a statement that the reports shall not be construed as an admission by the person making the reports that he/she has any direct or indirect beneficial ownership in the securities to which the reports relate.

XIV. CONFIDENTIALITY - All information obtained from any Covered Person pursuant to this policy shall be kept in strict confidence, except that such information will be made available to the local regulatory body or any other regulatory or self-regulatory organization or to the Fund Boards of Directors to the extent required by law, regulation or this policy.

XVI. OTHER LAWS, RULES AND STATEMENTS OF POLICY - Nothing contained in this policy shall be interpreted as relieving any person subject to the policy from acting in accordance with the provision of any applicable law, rule or regulation or, in the case of SSB Citi employees, any statement of policy or procedure governing the conduct of such person adopted by Citigroup, its affiliates and subsidiaries.

XVII. RETENTION OF RECORDS - All records relating to personal securities transactions hereunder and other records meeting the requirements of applicable law, including a copy of this policy and any other policies covering the subject matter hereof, shall be maintained in the manner and to the extent required by applicable law, including Rule 17j-1 under the 1940 Act. The Compliance Department shall have the responsibility for maintaining records created under this policy.

XVIII. MONITORING - SSB Citi takes seriously its obligation to monitor the personal investment activities of its employees and to review the periodic reports of all Covered Persons. Employee personal investment transaction activity will be monitored by the Compliance Department. All noted deviations from the policy requirements will be referred back to the employee for follow-up and resolution (with a copy to be supplied to the employee's supervisor).

XIX. EXCEPTIONS TO THE POLICY - Any exceptions to this policy must have the prior written approval of both the Senior Investment Officer and the Regional Director of Compliance. Any questions about this policy should be directed to the Compliance Department.

XX. BOARD REVIEW - Fund management and SSB Citi shall provide to the Board of Directors of each Fund, on a quarterly basis, a written report of all material violations of this policy, and at least annually, a written report and certification meeting the requirements of Rule 17j-1 under the 1940 Act.

XXI. OTHER CODES OF ETHICS - To the extent that any officer of any Fund is not a Covered Person hereunder, or an investment subadviser of or principal underwriter for any Fund and their respective access persons (as defined in Rule 17j-1) are not Covered Persons hereunder, those persons must be covered by separate codes of ethics which are approved in accordance with applicable law.

XXII. AMENDMENTS - SSB CITI EMPLOYEES - Unless otherwise noted herein, this policy shall become effective as to all SSB Citi employees on March 30, 2000. This policy may be amended as to SSB Citi employees from time to time by the Compliance Department. Any material amendment of this policy shall be submitted to the Board of Directors of each Fund for approval in accordance with Rule 17j-1 under the 1940 Act, as appropriate

March 15, 2000

EXHIBIT A

                    EXPLANATION OF BENEFICIAL OWNERSHIP

You are considered to have "Beneficial Ownership" of Securities if you have or share a direct or indirect "Pecuniary Interest" in the Securities.

You have a "Pecuniary Interest" in Securities if you have the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the Securities.

The following are examples of an indirect Pecuniary Interest in Securities:

    7. Securities held by members of your immediate family sharing the same household; however, this presumption may be rebutted by convincing evidence that profits derived from transactions in these Securities will not provide you with any economic benefit.

       "Immediate family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and includes any adoptive relationship.

    8. Your interest as a general partner in Securities held by a general or limited partnership.

    9. Your interest as a manager-member in the Securities held by a limited liability company.

You do not have an indirect Pecuniary Interest in Securities held by a corporation, partnership, limited liability company or other entity in which you hold an equity interest, unless you are a controlling equityholder or you have or share investment control over the Securities held by the entity.

The following circumstances constitute Beneficial Ownership by you of Securities held by a trust:

    7. Your ownership of Securities as a trustee where either you or members of your immediate family have a vested interest in the principal or income of the trust.

    8. Your ownership of a vested interest in a trust.

    9. Your status as a settlor of a trust, unless the consent of all of the beneficiaries is required in order for you to revoke the trust.

The foregoing is a summary of the meaning of "beneficial ownership". For purposes of the attached policy, "beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

EXHIBIT B-1

            ANNUAL CERTIFICATION / DECLARATION OF NEW BROKERAGE ACCOUNTS

------------------------------------------------------------------------------

TO:       THE COMPLIANCE OFFICER

FROM:

DATE:

SUBJECT:  PERSONAL INVESTMENT POLICY
          - ANNUAL CERTIFICATION / DECLARATION OF NEW BROKERAGE ACCOUNTS

------------------------------------------------------------------------------

I confirm that as at ______________________, I have the following personal brokerage relationships:-


Name of Broker                Account Number          Address of Broker
--------------                --------------          -----------------














As required by the SSB Citi Asset Management Personal Investment Policy ("PIP"), I hereby certify that I shall / have pre-clear(ed) and report(ed) all personal securities pursuant to the requirements of the PIP.

I shall / have advise(d) all the brokers and any other relevant parties involved, to furnish duplicate copies of contract notes of all personal securities transactions and / or periodic statements for all securities accounts, directly to the Compliance Officer.


Signature : _______________________________

 EXHIBIT B-2
                              LETTER TO BROKERS

This sample serves as a guide to advise your personal brokers to supply duplicate copies of confirmations or contract notes and statements to the Compliance Officer.


[Broker name]

[Broker address]





Dear Sir,

[Brokerage Account(s) Number]


As part of the Firm's Personal Investment Policy, which was formulated to ensure prudent standards of behavior for all employees when conducting their personal investment transactions, I am required to advise my personal brokers to supply certain information directly to the Compliance Officer.

Please accept this as my authority to send, until advised otherwise, duplicate copies of the following:-

a)  contract notes or trade confirmations (whether "buy" or "sell"); and / or
b)  statements for the above-mentioned accounts

directly to:-

      The Compliance Officer
      SSB Citi Asset Management Group
      23 Church Street
      #10-08  Capital Square
      Singapore 049481




Yours sincerely,



[Signature]

EXHIBIT C


REQUEST FOR APPROVAL OF PERSONAL TRANSACTIONS

From : _____________________                                  Date _____________

Please complete and give to the Compliance Officer.

----------------------------------------------------------------------------------------------------
Approval is hereby requested:-                                                  Approval is hereby:-

----------------------------------------------------------------------------------------------------
  BUY    SELL    NAME OF ISSUER          TYPE OF SECURITY    NO. OF UNITS       GRANTED       DENIED
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

1 At present, I am not aware of any circumstances or material non-public information that would conflict with my above request.
2 FOR PORTFOLIO MANAGERS/CENTRAL DEALERS/COMPLIANCE/RESEARCH/MANAGEMENT - I may not buy or sell any securities for personal accounts 7 calendar days before or after a managed fund or client account trades in that security.
3 FOR RESEARCH STAFF - I may not buy or sell any securities for personal accounts 7 calendar days after a company visit to the issuer; or when I am currently doing research on an issuer.
4 FOR ALL STAFF - I may not buy or sell any securities for personal accounts 7 calendar days after a recommendation / report has been issued for the issuer.
5 I may not buy and sell, or sell and buy the same securities within a 60-day period.
6 Pre-clearance approval is valid for 24 hours; except for US securities where approval is valid for 4 business days, and IPOs where approval is valid up to Issue Date.

Compliance Officer's Approval:                  Date of Approval:

For IPOs and Private Placements)
Senior Investment Officer's approval:           Date of Approval: